UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Gregory C. Bakken, President

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-3097

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

TrueShares ETFs

TrueShares Technology, AI & Deep Learning ETF (LRNZ)
TrueShares Low Volatility Equity Income ETF (DIVZ)
TrueShares Eagle Global Renewable Energy Income ETF (RNWZ)
RiverNorth Patriot ETF (FLDZ)
RiverNorth Enhanced Pre-Merger SPAC ETF (SPCZ)

ANNUAL REPORT

December 31, 2023

This report is submitted for the general information of shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

TrueShares ETFs

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	5
Performance Overviews (Unaudited)	7
Schedule of Investments and Open Total Return Swap Contracts	10
Statements of Assets and Liabilities	21
Statements of Operations	23
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	44
Board of Trustees and Officers (Unaudited)	46
Board Consideration and Approval of Continuation of Advisory and Sub-Advisory Agreements (Unaudited)	48
Supplemental Information (Unaudited)	57
Privacy Policy (Unaudited)	58

TrueShares ETFs

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholder,

I hope this letter finds you in good health. As we reflect on the past year, I am pleased to provide you with an overview of TrueShares performance in 2023 and offer insights into the potential economic backdrop ahead.

Over the past twelve months, our continued commitment to strategic asset classes and operational infrastructure contributed to the resilience and growth of TrueShares. In retrospect, perhaps the most influential macroeconomic factors of 2023 were once again inflation and monetary policy. As economists, portfolio managers, and investors expected, interest rates continued to climb throughout the year. Now as the calendar turns to 2024, expectations of further rate increases have subsided. However, the question of when rates will commence a meaningful downward trend is still met with uncertainty, even after having seen relative improvement in CPI metrics, commodity prices, and other risk-off assets in the last two quarters. There are certainly asset class specific reasons for both continued skepticism and focused optimism, but we feel that this could be a “stock-pickers market” for the foreseeable future.

TrueShares Low Volatility Equity Income ETF (DIVZ) remained steadfast in the face of uncertain economic conditions and historically high interest rates. Coming off an impressive, top decile performance (Morningstar Category – Large Value) in 2022, overall return experienced a mean regression relative to the major indexes in 2023. Nonetheless, the fund still managed to produce record income distributions for its investors. Attractive yields, risk management and low volatility remain top priorities as evidenced by the fund’s rigorous pursuit to identify companies with sustainable and growing dividends. The expectations for TrueShares Technology, AI & Deep Learning ETF (LRNZ) are perennially high, befitting an alpha-seeking fund with a concentrated, actively managed portfolio. LRNZ delivered on those expectations with a top decile ranking (Morningstar Category – Technology) and an annual return in excess of 67%, outpacing the NASDAQ Composite Total Return Index (CCMP) by over 20%. LRNZ remains firmly positioned, with high conviction, in companies with distinct competitive advantages in the AI & Deep Learning spaces, preparing for what many expect to be a real-time paradigm shift towards a technology that could shape our daily lives. The TrueShares Eagle Global Renewable Energy Income ETF (RNWZ) completed its first full year as part of the TrueShares lineup. While the renewable energy space was largely disappointing, the industry enters 2024 with a sense of optimism after a Q4 rally. Geopolitical concerns, volatility, and negative headlines seem to be ever present, but according to The Eagle Global Advisors Renewables Infrastructure Team, “the energy transition or de-carbonization megatrend continues to gain traction among investors, supporting our view societal and political support are making renewable infrastructure increasingly inelastic to market forces.”

RiverNorth Patriot ETF (FLDZ) successfully fulfilled its impact mandate to support the Folds of Honor Foundation in 2023 as more than 100% of the sub-advisory fee was donated for the second year in a row! From an investment perspective, FLDZ produced a net total return on market price of 12.16%, trailing the S&P 900 Index for the year. The portfolio’s tilt toward U.S. core and value stocks and away from large, multi-national tech stocks was a source of relative underperformance last year as several mega-cap tech companies (The “Magnificent Seven”)* rallied to record highs in 2023, leaving most other equities behind. However, we believe that this tilt, in combination with the equal-weight bias in the Fund’s allocation, will likely reduce risk to the portfolio should a U.S. recession occur. RiverNorth Enhanced Pre-Merger SPAC ETF (SPCZ) finished the year with a total return of almost 6%. Positive returns were mainly driven by interest accruing to the common shares’ trust accounts. Warrant values, a typically positive contributing factor, were somewhat depressed in 2023 as the SPAC sector continues to rebuild its market perception. Over time we expect the SPAC acquisition market to normalize and for SPAC warrants to become a bigger contributor to returns.

As we head into 2024, several economic metrics have the potential to play a crucial role in shaping the investment landscape. Following suit, our investment strategies generally incorporate a keen awareness of such factors as interest rates, inflation dynamics, global trade developments, technology and innovation trends, and geopolitical factors. Whatever 2024 brings for the markets, components of the TrueShares lineup should be well positioned to deliver on their investment mandates.

TrueShares remains diligently committed to delivering value to our shareholders. The strategic decisions we have made in 2023 position us well for the opportunities and challenges that lie ahead. We appreciate the trust and confidence you have placed in us, and we look forward to a prosperous 2024.

*	The Magnificent Seven stocks are a group of high-performing and influential companies in the U.S. stock market: Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla.

TrueShares ETFs

Shareholder Letter

December 31, 2023 (Unaudited) (Continued)

As always, please do not hesitate to contact us at any time; we would love to hear from you!

Sincerely,

Michael N. Loukas
Chief Executive Officer
TrueShares ETFs

TrueShares ETFs

Shareholder Letter

December 31, 2023 (Unaudited) (Continued)

Investment Risks
Investing involves risk including possible loss of principal.

DIVZ – TrueShares Low Volatility Equity Income ETF is subject to the following risks: Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Dividends may also be reduced or discontinued. Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change based on various and unpredictable factors.

LRNZ – TrueShares Technology, AI & Deep Learning ETF is subject to the following risks: Artificial Intelligence, Machine Learning and Deep Learning Investment Risk - the extent of such technologies’ versatility has not yet been fully explored. There is no guarantee that these products or services will be successful and the securities of such companies, especially smaller, start-up companies, are typically more volatile than those of companies that do not rely heavily on technology.

RNWZ – TrueShares Eagle Global Renewable Energy Income ETF is subject to the following risks: Associated Risk of Investing in Renewable Infrastructure Companies. Because the Fund invests in Renewable infrastructure Companies, the value of Fund shares may be affected by events that adversely affect companies in that industry. These can include contract counterparty defaults, adverse political and regulatory changes, poor weather conditions for renewable power generation, falling power prices, losses on financial hedges, technological obsolescence, competition and general economic conditions. Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability.

FLDZ – RiverNorth Patriot ETF is subject to the following risks: Equity Market Risk - The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

SPCZ – RiverNorth Enhanced Pre-Merger SPAC ETF is subject to the following risks: New Fund Risk – The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Leverage Risk – The use of leverage is speculative could magnify the Fund’s gains or losses and increase risk. This is the speculative factor known as leverage. Borrowing also may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. Pre-Combination (Pre-Merger) SPAC Risk – The Fund invests in equity securities and warrants of SPACs. Pre-combination SPACs have no operating history or ongoing business other than seeking Combinations, and the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable Combination. There is no guarantee that the SPACs in which the Fund invests will complete a Combination or that any Combination that is completed will be profitable. Unless and until a Combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial Combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. Some SPACs may pursue Combinations only within certain industries or regions, which may increase the volatility of their prices. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO. Foreign Securities Risk – Foreign SPACs Investments in SPACs domiciled or listed outside of the U.S. may involve risks not generally associated with investments in the securities of U.S. SPACs, such as risks relating to political, social, and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Further, tax treatment may differ from U.S. SPACs and securities may be subject to foreign withholding taxes. Small-Cap Risk – SPACs will have a more limited pool of companies with which they can pursue a business combination relative to larger capitalization companies. That may make it more difficult for a small capitalization SPAC to consummate a business combination.

TrueShares ETFs

Shareholder Expense Example

December 31, 2023 (Unaudited)

As a shareholder of a fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2023 to December 31, 2023).

ACTUAL EXPENSES

The following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Annualized Expense Ratios	Expenses Paid During the Period(1)
TrueShares Technology, AI & Deep Learning ETF	$ 1,000.00	$ 1,197.60	0.68%	$ 3.77
TrueShares Low Volatility Equity Income ETF	1,000.00	1,032.30	0.65	3.33
TrueShares Eagle Global Renewable Energy Income ETF	1,000.00	945.10	0.75	3.68
RiverNorth Patriot ETF	1,000.00	1,075.90	0.70	3.66
RiverNorth Enhanced Pre-Merger SPAC ETF	1,000.00	1,017.70	0.89	4.53

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

TrueShares ETFs

Shareholder Expense Example

December 31, 2023 (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares with respect to the Funds. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Annualized Expense Ratios	Expenses Paid During the Period(1)
TrueShares Technology, AI & Deep Learning ETF	$ 1,000.00	$ 1,021.78	0.68%	$ 3.47
TrueShares Low Volatility Equity Income ETF	1,000.00	1,021.93	0.65	3.31
TrueShares Eagle Global Renewable Energy Income ETF	1,000.00	1,021.42	0.75	3.82
RiverNorth Patriot ETF	1,000.00	1,021.68	0.70	3.57
RiverNorth Enhanced Pre-Merger SPAC ETF	1,000.00	1,020.72	0.89	4.53

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

TrueShares ETFs

Performance Overviews

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

[1]	The Fund has an inception date and commenced operations on February 28, 2020.

[1]	The Fund has an inception date and commenced operations on January 27, 2021.

[1]	The Fund has an inception date and commenced operations on December 8, 2022.

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	3 Years	Since Commencement[1]
TrueShares Technology, AI & Deep Learning ETF — NAV	67.08%	(7.01)%	11.73%
TrueShares Technology, AI & Deep Learning ETF — Market	67.11%	(7.04)%	11.72%
NASDAQ Composite Total Return Index	44.6%	6.04%	16.65%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	Since Commencement[1]
TrueShares Low Volatility Equity Income ETF — NAV	(0.73)%	7.50%
TrueShares Low Volatility Equity Income ETF —Market	(0.66)%	7.51%
S&P 500 Price Index	24.23%	8.56%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	Since Commencement[1]
TrueShares Eagle Global Renewable Energy Income ETF — NAV	(4.65)%	(5.13)%
TrueShares Eagle Global Renewable Energy Income ETF — Market	(5.12)%	(4.98)%
S&P Global Infrastructure Total Return Index	6.79%	(4.79)%

TrueShares ETFs

Performance Overviews

December 31, 2023 (Unaudited) (Continued)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

[1]	The Fund has an inception date and commenced operations on December 31, 2021.

[1]	The Fund has an inception date and commenced operations on July 11, 2022.

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	Since Commencement[1]
RiverNorth Patriot ETF —NAV	12.18%	(0.58)%
RiverNorth Patriot ETF —Market	12.16%	(0.60)%
S&P 900 Total Return Index	25.70%	1.63%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	Since Commencement[1]
RiverNorth Enhanced Pre-Merger SPAC ETF —NAV	5.71%	5.25%
RiverNorth Enhanced Pre-Merger SPAC ETF —Market	5.95%	5.53%
ICE BofA 0-3 Year U.S. Treasury Index	4.55%	2.99%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (877) 774-8789. You cannot invest directly in an index. Shares are bought and sold at market price, not net asset value (NAV), and are individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced.

The NASDAQ Total Return Composite Index is a stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The composition of the NASDAQ Composite is heavily weighted towards information technology companies. The total return index includes reinvestment of all cash dividends on the ex-date.

TrueShares ETFs

Performance Overviews

December 31, 2023 (Unaudited) (Continued)

The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P 500 Price Index does not include reinvestment of dividends.

The S&P Global Infrastructure Total Return Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

The S&P 900 Index is a stock market index that measures the stock performance of 900 large companies listed on stock exchanges in the United States.

The ICE BofA 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

TrueShares Technology, AI & Deep Learning ETF

Schedule of Investments

December 31, 2023

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS — 93.4%
Auto Parts & Equipment — 4.5%
Mobileye Global, Inc. - Class A(a)	39,553	$1,713,436

Biotechnology — 6.2%
Prime Medicine, Inc.(a)	77,373	685,524
Relay Therapeutics, Inc.(a)	49,455	544,500
Structure Therapeutics, Inc. - ADR(a)(b)	27,144	1,106,389
		2,336,413
Computers — 11.6%
Crowdstrike Holdings, Inc. - Class A(a)	9,747	2,488,604
Zscaler, Inc.(a)	8,515	1,886,583
		4,375,187
Internet — 6.7%
Amazon.com, Inc.(a)	7,794	1,184,220
Okta, Inc.(a)	15,077	1,364,921
		2,549,141
Pharmaceuticals — 1.5%
AbCellera Biologics, Inc.(a)(b)	99,877	570,298

Semiconductors — 12.7%
Advanced Micro Devices, Inc.(a)	14,058	2,072,290
NVIDIA Corp.	5,493	2,720,243
		4,792,533
Software — 50.2%(c)
Datadog, Inc. - Class A(a)	14,556	1,766,807
Elastic N.V.(a)(b)	18,401	2,073,793
ROBLOX Corp. - Class A(a)	29,623	1,354,364
Samsara, Inc. - Class A(a)	76,472	2,552,635
Schrodinger, Inc.(a)	42,302	1,514,412
SentinelOne, Inc. - Class A(a)	72,372	1,985,888
ServiceNow, Inc.(a)	2,217	1,566,288
Snowflake, Inc. - Class A(a)	11,842	2,356,558
Twilio, Inc. - Class A(a)	15,810	1,199,505
UiPath, Inc. - Class A(a)	55,639	1,382,073
Unity Software, Inc.(a)	30,777	1,258,472
		19,010,795
TOTAL COMMON STOCKS (Cost $34,950,932)		35,347,803

	Shares	Value
Money Market Funds — 6.4%
First American Treasury Obligations Fund - Class X, 5.29%(d)	2,426,252	$2,426,252
TOTAL SHORT-TERM INVESTMENTS (Cost $2,426,252)		2,426,252

TOTAL INVESTMENTS – 99.8% (Cost $37,377,184)		$37,774,055
Other Assets in Excess of Liabilities — 0.2%		72,185
TOTAL NET ASSETS — 100.0%		$37,846,240

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	As of December 31, 2023, the Fund had a significant portion of its assets invested in this industry and therefore is subject to additional risks.

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

The accompanying notes are an integral part of the financial statements.

TrueShares Low Volatility Equity Income ETF

Schedule of Investments

December 31, 2023

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS – 98.0%
Aerospace/Defense — 3.5%
Lockheed Martin Corp.	4,717	$2,137,933

Agriculture — 10.5%
Altria Group, Inc.	27,013	1,089,704
British American Tobacco PLC - ADR(b)	98,325	2,879,939
Philip Morris International, Inc.	26,665	2,508,644
		6,478,287
Banks — 5.6%
Citigroup, Inc.	28,754	1,479,106
Morgan Stanley	21,083	1,965,990
		3,445,096
Building Materials — 3.1%
CRH PLC(a)(b)	28,061	1,940,699

Diversified Financial Services — 2.1%
Blue Owl Capital, Inc.	85,894	1,279,821

Electric — 12.4%
American Electric Power Co., Inc.	35,058	2,847,410
FirstEnergy Corp.	57,752	2,117,188
NextEra Energy, Inc.	43,749	2,657,314
		7,621,912
Food — 2.0%
Kroger Co.	26,896	1,229,416

Healthcare-Products – 6.3%
Kenvue, Inc.	100,239	2,158,146
Medtronic PLC(b)	20,706	1,705,760
		3,863,906
Healthcare-Services — 5.3%
UnitedHealth Group, Inc.	6,235	3,282,540

Oil & Gas — 16.2%
Chevron Corp.	15,520	2,314,963
Devon Energy Corp.	54,219	2,456,121

	Shares	Value
Oil & Gas (continued)
EOG Resources, Inc.	22,785	$2,755,845
Exxon Mobil Corp.	24,790	2,478,504
		10,005,433
Pharmaceuticals — 4.5%
Johnson & Johnson	9,303	1,458,153
Pfizer, Inc.	45,098	1,298,371
		2,756,524
Pipelines — 2.9%
Kinder Morgan, Inc.	103,064	1,818,049

Retail — 2.6%
Genuine Parts Co.	11,563	1,601,476

Savings & Loans — 1.0%
New York Community Bancorp, Inc.	62,271	637,032

Semiconductors — 10.6%
Analog Devices, Inc.	9,939	1,973,488
Broadcom, Inc.	2,022	2,257,058
QUALCOMM, Inc.	16,064	2,323,336
		6,553,882
Telecommunications — 9.4%
AT&T, Inc.	160,702	2,696,580
Verizon Communications, Inc.	82,545	3,111,946
		5,808,526
TOTAL COMMON STOCKS (Cost $58,677,863)		60,460,532

MONEY MARKET FUNDS — 1.7%
First American Treasury Obligations Fund - Class X, 5.29%(c)	1,019,271	1,019,271
TOTAL MONEY MARKET FUNDS (Cost $1,019,271)		1,019,271

TOTAL INVESTMENTS — 99.7% (Cost $59,697,134)		$61,479,803
Other Assets in Excess of Liabilities — 0.3%		159,847
TOTAL NET ASSETS — 100.0%		$61,639,650

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	The rate shown represents the 7-day effective yield as of December 31, 2023

The accompanying notes are an integral part of the financial statements.

TrueShares Eagle Global Renewable Energy Income ETF

Schedule of Investments

December 31, 2023

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS — 95.3%
Electric — 95.0%(a)
AES Corp.	9,357	$180,122
AGL Energy Ltd.(e)	9,732	62,870
Atlantica Sustainable Infrastructure PLC(e)	3,751	80,647
Black Hills Corp.	1,330	71,754
Boralex, Inc. - Class A(b) (e)	1,896	48,192
EDP Renovaveis SA(e)	5,137	105,055
Electric Power Development Co. Ltd. (e)	3,425	55,589
Endesa SA(e)	3,418	69,655
Enel SpA(e)	27,100	201,341
Enlight Renewable Energy Ltd.(b) (e)	2,982	57,075
Evergy, Inc.	1,400	73,080
Fortum Oyj(e)	5,050	72,809
Iberdrola SA(e)	9,183	120,333
Mercury NZ Ltd. (e)	15,118	63,075
NextEra Energy, Inc.	3,648	221,580
Northland Power, Inc. (e)	6,460	117,348
Orsted AS(c) (e)	3,254	180,368
PG&E Corp.	4,108	74,067
Portland General Electric Co.	1,692	73,331
RWE AG(e)	5,271	239,624
SSE PLC(e)	9,141	216,253
		2,384,168
Energy-Alternate Sources — 0.3%
Enviva, Inc.	6,616	6,588
TOTAL COMMON STOCKS (Cost $2,578,571)		2,390,756

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,591	$43,879
TOTAL REITS (Cost $39,595)		43,879

MONEY MARKET FUNDS — 2.8%
First American Treasury Obligations Fund - Class X, 5.29%(d)	71,033	71,033
TOTAL MONEY MARKET FUNDS (Cost $71,033)		71,033

TOTAL INVESTMENTS — 99.9% (Cost $2,689,199)		$2,505,668
Other Assets in Excess of Liabilities — 0.1%		2,333
TOTAL NET ASSETS — 100.0%		$2,508,001

Percentages are stated as a percent of net assets.

PLC — Public Limited Company

(a)	As of December 31, 2023, the Fund had a significant portion of its assets invested in this industry and therefore is subject to additional risks.

(b)	Non-income producing security.

(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $180,368 or 7.2% of the Fund’s net assets.

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

(e)	Foreign issued security.

COUNTRY	Percentage of Net Assets
United Kingdom	11.8%
Spain	11.8%
Germany	9.6%
Italy	8.0%
Denmark	7.2%
Canada	6.6%
Finland	2.9%
New Zealand	2.5%
Australia	2.5%
Israel	2.3%
Japan	2.2%
Total Country	67.4%
MONEY MARKET FUNDS	2.8%
TOTAL INVESTMENTS	99.9%
Other assets and liabilities, net	0.1%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

RiverNorth Patriot ETF

Schedule of Investments

December 31, 2023

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS — 88.2%
Advertising — 0.4%
Trade Desk, Inc. - Class A(a)	185	$13,313

Agriculture — 0.5%
Altria Group, Inc.	385	15,531

Airlines — 0.4%
Southwest Airlines Co.	475	13,718

Auto Manufacturers — 0.8%
Lucid Group, Inc.(a)	3,235	13,620
Rivian Automotive, Inc. - Class A(a)	570	13,372
		26,992
Banks — 6.6%
Bank OZK	111	5,531
BOK Financial Corp.	68	5,824
Cadence Bank	193	5,711
Citizens Financial Group, Inc.	231	7,655
Columbia Banking System, Inc.	221	5,896
Comerica, Inc.	139	7,758
Commerce Bancshares, Inc.	142	7,563
Cullen/Frost Bankers, Inc.	68	7,377
East West Bancorp, Inc.	113	8,130
Fifth Third Bancorp	225	7,760
First Citizens BancShares, Inc. - Class A	5	7,095
First Horizon Corp.	527	7,462
Home BancShares, Inc.	236	5,978
Huntington Bancshares, Inc.	588	7,479
KeyCorp	519	7,474
M&T Bank Corp.	55	7,539
Pinnacle Financial Partners, Inc.	83	7,239
PNC Financial Services Group, Inc.	55	8,517
Prosperity Bancshares, Inc.	108	7,315
Regions Financial Corp.	382	7,403
SouthState Corp.	83	7,009

	Shares	Value
Banks (continued)
Synovus Financial Corp.	152	$5,723
Truist Financial Corp.	203	7,495
U.S. Bancorp	209	9,046
United Bankshares, Inc.	153	5,745
Valley National Bancorp	538	5,843
Webster Financial Corp.	152	7,716
Wells Fargo & Co.	185	9,106
Western Alliance Bancorp	107	7,040
Wintrust Financial Corp.	69	6,400
Zions Bancorp NA	175	7,677
		221,506
Beverages — 0.8%
Coca-Cola Consolidated, Inc.	13	12,069
Constellation Brands, Inc. - Class A	55	13,296
		25,365
Biotechnology — 1.6%
Incyte Corp.(a)	220	13,814
Intra-Cellular Therapies, Inc.(a)	191	13,679
Ionis Pharmaceuticals, Inc.(a)	268	13,558
Sarepta Therapeutics, Inc.(a)	148	14,272
		55,323
Building Materials — 3.2%
AAON, Inc.	191	14,108
AZEK Co., Inc.(a)	318	12,164
Builders FirstSource, Inc.(a)	82	13,689
Eagle Materials, Inc.	69	13,996
Martin Marietta Materials, Inc.	28	13,969
Trex Co., Inc.(a)	167	13,826
UFP Industries, Inc.	110	13,811
Vulcan Materials Co.	56	12,713
		108,276
Commercial Services — 2.2%
ADT, Inc.	1,762	12,017
Affirm Holdings, Inc.(a)	151	7,420
Booz Allen Hamilton Holding Corp.	112	14,325
Paylocity Holding Corp.(a)	82	13,518
Toast, Inc. - Class A(a)	730	13,330
TriNet Group, Inc.(a)	114	13,558
		74,168
Computers — 0.8%
CACI International, Inc. - Class A(a)	42	13,602
Science Applications International Corp.	111	13,800
		27,402
Distribution & Wholesale — 0.8%
Core & Main, Inc. - Class A(a)	342	13,820
SiteOne Landscape Supply, Inc.(a)	84	13,650
		27,470

The accompanying notes are an integral part of the financial statements.

RiverNorth Patriot ETF

Schedule of Investments

December 31, 2023 (Continued)

	Shares	Value
Diversified Financial Services — 3.6%
Ally Financial, Inc.	225	$7,857
Ameriprise Financial, Inc.	14	5,318
Apollo Global Management, Inc.	97	9,039
Ares Management Corp. - Class A	69	8,205
Blue Owl Capital, Inc.	497	7,405
Capital One Financial Corp.	54	7,080
Cboe Global Markets, Inc.	41	7,321
Charles Schwab Corp.	136	9,358
Credit Acceptance Corp.(a)	13	6,925
Discover Financial Services	69	7,756
LPL Financial Holdings, Inc.	28	6,373
OneMain Holdings, Inc.	152	7,479
Sofi Technologies, Inc.(a)	733	7,293
Synchrony Financial	196	7,485
T Rowe Price Group, Inc.	69	7,431
Voya Financial, Inc.	99	7,223
		119,548
Electric — 10.9%
Alliant Energy Corp.	252	12,928
Ameren Corp.	184	13,310
American Electric Power Co., Inc.	153	12,427
Avangrid, Inc.	395	12,802
CenterPoint Energy, Inc.	440	12,571
CMS Energy Corp.	223	12,950
Consolidated Edison, Inc.	139	12,645
Constellation Energy Corp.	112	13,092
Dominion Energy, Inc.	269	12,643
DTE Energy Co.	114	12,570
Duke Energy Corp.	154	14,943
Edison International	177	12,654
Entergy Corp.	129	13,054
Evergy, Inc.	248	12,946
Eversource Energy	206	12,714
Exelon Corp.	364	13,068
FirstEnergy Corp.	354	12,978
NextEra Energy, Inc.	241	14,637
NRG Energy, Inc.	255	13,184
OGE Energy Corp.	357	12,470
PG&E Corp.	741	13,359
Pinnacle West Capital Corp.	183	13,147
PPL Corp.	484	13,116
Public Service Enterprise Group, Inc.	213	13,025
Southern Co.	214	15,005
Vistra Corp.	337	12,981
WEC Energy Group, Inc.	154	12,962
Xcel Energy, Inc.	212	13,125
		367,306

	Shares	Value
Engineering & Construction — 1.2%
Comfort Systems USA, Inc.	71	$14,603
EMCOR Group, Inc.	71	15,296
MasTec, Inc.(a)	159	12,039
		41,938
Entertainment — 1.3%
Caesars Entertainment, Inc.(a)	287	13,455
Churchill Downs, Inc.	110	14,841
DraftKings, Inc. - Class A(a)	394	13,889
		42,185
Environmental Control — 0.9%
Republic Services, Inc.	85	14,017
Waste Management, Inc.	83	14,866
		28,883
Food — 2.5%
Albertsons Cos., Inc. - Class A	601	13,823
Campbell Soup Co.	327	14,137
Hormel Foods Corp.	434	13,936
Kroger Co.	309	14,124
Performance Food Group Co.(a)	196	13,553
US Foods Holding Corp.(a)	302	13,714
		83,287
Gas — 0.8%
Atmos Energy Corp.	110	12,749
NiSource, Inc.	493	13,089
		25,838
Healthcare-Products — 0.8%
Inspire Medical Systems, Inc.(a)	64	13,020
Natera, Inc.(a)	228	14,281
		27,301
Healthcare-Services — 4.5%
Agilon Health, Inc.(a)	983	12,337
Centene Corp.(a)	192	14,248
Chemed Corp.	28	16,373
Elevance Health Inc.	28	13,204
Ensign Group, Inc.	125	14,026
HealthEquity, Inc.(a)	181	12,000
Humana, Inc.	28	12,819
Molina Healthcare, Inc.(a)	42	15,175
Quest Diagnostics, Inc.	96	13,236
Tenet Healthcare Corp.(a)	177	13,376
UnitedHealth Group, Inc.	28	14,741
		151,535
Home Builders — 3.3%
DR Horton, Inc.	99	15,045
Installed Building Products, Inc.	69	12,615
Lennar Corp. - Class A	97	14,457
Meritage Homes Corp.	83	14,459
NVR, Inc.(a)	2	14,001

The accompanying notes are an integral part of the financial statements.

RiverNorth Patriot ETF

Schedule of Investments

December 31, 2023 (Continued)

	Shares	Value
Home Builders (continued)
PulteGroup, Inc.	138	$14,244
Taylor Morrison Home Corp.(a)	221	11,790
Toll Brothers, Inc.	140	14,391
		111,002
Household Products & Wares — 0.3%
Reynolds Consumer Products, Inc.	444	11,917

Insurance — 3.7%
Allstate Corp.	56	7,839
American Financial Group, Inc.	71	8,441
Cincinnati Financial Corp.	70	7,242
Equitable Holdings, Inc.	225	7,493
Erie Indemnity Co. - Class A	27	9,043
F&G Annuities & Life, Inc.	125	5,750
Fidelity National Financial, Inc.	153	7,806
Globe Life, Inc.	57	6,938
Hartford Financial Services Group, Inc.	98	7,877
Kinsale Capital Group, Inc.	28	9,377
Loews Corp.	110	7,655
Markel Group, Inc.(a)	5	7,100
Old Republic International Corp.	263	7,732
Progressive Corp.	56	8,920
RLI Corp.	56	7,455
Selective Insurance Group, Inc.	69	6,864
		123,532
Internet — 1.8%
Lyft, Inc. - Class A(a)	910	13,641
Maplebear, Inc.(a)	578	13,566
Robinhood Markets, Inc. - Class A(a)	595	7,580
Roku, Inc.(a)	147	13,474
Zillow Group, Inc. - Class C(a)	231	13,366
		61,627
Iron & Steel — 0.4%
Steel Dynamics, Inc.	112	13,227

Leisure Time — 0.4%
Planet Fitness, Inc. - Class A(a)	192	14,016

Lodging — 0.4%
Boyd Gaming Corp.	220	13,774

Media — 2.5%
Charter Communications, Inc. - Class A(a)	41	15,937
Fox Corp. - Class A	463	13,737
Liberty Broadband Corp. - Class C(a)	175	14,103
New York Times Co. - Class A	279	13,668

	Shares	Value
Media (continued)
Nexstar Media Group, Inc. - Class A	84	$13,167
Sirius XM Holdings, Inc.	2,545	13,921
		84,533
Oil & Gas — 7.3%
Antero Resources Corp.(a)	609	13,812
Chesapeake Energy Corp.	179	13,772
Chord Energy Corp.	84	13,963
Civitas Resources, Inc.	197	13,471
Coterra Energy, Inc.	542	13,832
Devon Energy Corp.	308	13,952
Diamondback Energy, Inc.	84	13,027
EOG Resources, Inc.	125	15,119
EQT Corp.	355	13,724
HF Sinclair Corp.	245	13,615
Marathon Oil Corp.	563	13,602
Marathon Petroleum Corp.	102	15,133
Matador Resources Co.	235	13,362
Permian Resources Corp.	997	13,559
Pioneer Natural Resources Co.	71	15,967
Range Resources Corp.	446	13,576
Southwestern Energy Co.(a)	2,094	13,716
Texas Pacific Land Corp.	5	7,862
		245,064
Pharmaceuticals — 2.2%
Cardinal Health, Inc.	139	14,011
Cigna Group	56	16,770
CVS Health Corp.	193	15,239
Neurocrine Biosciences, Inc.(a)	102	13,440
Option Care Health, Inc.(a)	405	13,644
		73,104
Pipelines — 2.4%
Antero Midstream Corp.	1,106	13,858
DT Midstream, Inc.	222	12,166
Kinder Morgan, Inc.	785	13,847
ONEOK, Inc.	191	13,412
Targa Resources Corp.	155	13,465
Williams Cos., Inc.	392	13,653
		80,401
Private Equity — 0.3%
Blackstone, Inc.	67	8,772

Retail — 10.5%
AutoNation, Inc.(a)	97	14,567
Beacon Roofing Supply, Inc.(a)	138	12,009
BJ’s Wholesale Club Holdings, Inc.(a)	209	13,932
Burlington Stores, Inc.(a)	68	13,225
CarMax, Inc.(a)	176	13,506
Carvana Co.(a)	252	13,341

The accompanying notes are an integral part of the financial statements.

RiverNorth Patriot ETF

Schedule of Investments

December 31, 2023 (Continued)

	Shares	Value
Retail (continued)
Casey’s General Stores, Inc.	55	$15,110
Chipotle Mexican Grill, Inc.(a)	5	11,435
Darden Restaurants, Inc.	83	13,637
Dick’s Sporting Goods, Inc.	97	14,254
Dollar General Corp.	107	14,547
Five Below, Inc.(a)	64	13,642
Floor & Decor Holdings, Inc. - Class A(a)	123	13,722
Lithia Motors, Inc.	40	13,171
Macy’s, Inc.	597	12,012
MSC Industrial Direct Co., Inc. - Class A	111	11,240
Murphy USA, Inc.	42	14,976
O’Reilly Automotive, Inc.(a)	14	13,301
RH(a)	43	12,534
Ross Stores, Inc.	96	13,285
Target Corp.	108	15,380
Texas Roadhouse, Inc.	108	13,201
Tractor Supply Co.	70	15,051
Ulta Beauty, Inc.(a)	28	13,720
Williams-Sonoma, Inc.	70	14,125
Wingstop, Inc.	55	14,112
		353,035
Savings & Loans — 0.2%
New York Community Bancorp, Inc.	756	7,734

Shipbuilding — 0.4%
Huntington Ingalls Industries, Inc.	55	14,280

Software — 2.6%
Bill.com Holdings, Inc.(a)	165	13,462
CCC Intelligent Solutions Holdings, Inc.(a)	656	7,472
DoubleVerify Holdings, Inc.(a)	374	13,756
Intuit, Inc.	28	17,502
Jack Henry & Associates, Inc.	42	6,863
Paychex, Inc.	121	14,412
Paycom Software, Inc.	70	14,470
		87,937
Telecommunications — 1.3%
AT&T, Inc.	943	15,824
Frontier Communications Parent, Inc.(a)	497	12,594
Verizon Communications, Inc.	410	15,457
		43,875
Transportation — 2.8%
CSX Corp.	452	15,671
JB Hunt Transport Services, Inc.	69	13,782
Knight-Swift Transportation Holdings, Inc.	236	13,605
Landstar System, Inc.	70	13,556
Norfolk Southern Corp.	68	16,074

	Shares	Value
Transportation (continued)
Old Dominion Freight Line, Inc.	27	$10,944
Saia, Inc.(a)	28	12,270
		95,902
Water — 0.8%
American Water Works Co., Inc.	97	12,803
Essential Utilities, Inc.	340	12,699
		25,502
TOTAL COMMON STOCKS (Cost $2,831,944)		2,966,119

PARTNERSHIPS — 2.9%
Partnerships — 2.9%
Cheniere Energy Partners LP	263	13,095
Energy Transfer LP	985	13,593
EnLink Midstream LLC	986	11,990
Enterprise Products Partners LP	595	15,678
Icahn Enterprises LP	782	13,443
MPLX LP	379	13,917
Western Midstream Partners LP	482	14,103
		95,819
TOTAL PARTNERSHIPS (Cost $90,203)		95,819

REITS — 8.7%
AGNC Investment Corp.	755	7,407
Agree Realty Corp.	126	7,932
Alexandria Real Estate Equities, Inc.	56	7,099
American Homes 4 Rent - Class A	208	7,480
Annaly Capital Management, Inc.	381	7,380
AvalonBay Communities, Inc.	42	7,863
Boston Properties, Inc.	114	7,999
Brixmor Property Group, Inc.	320	7,446
Camden Property Trust	82	8,142
Crown Castle Inc.	71	8,178
CubeSmart	167	7,740
EastGroup Properties, Inc.	42	7,709
Equity LifeStyle Properties, Inc.	112	7,900
Equity Residential	124	7,584
Essex Property Trust, Inc.	27	6,694
Extra Space Storage, Inc.	53	8,498
Federal Realty Investment Trust	71	7,317
First Industrial Realty Trust, Inc.	140	7,374
Gaming and Leisure Properties, Inc.	151	7,452
Healthcare Realty Trust, Inc.	431	7,426
Healthpeak Properties, Inc.	383	7,583
Host Hotels & Resorts, Inc.	385	7,496
Invitation Homes, Inc.	228	7,777
Kimco Realty Corp.	355	7,565
Lamar Advertising Co. - Class A	70	7,440

The accompanying notes are an integral part of the financial statements.

RiverNorth Patriot ETF

Schedule of Investments

December 31, 2023 (Continued)

	Shares	Value
REITS (continued)
Mid-America Apartment Communities, Inc.	55	$7,395
NNN REIT Inc.	184	7,930
Public Storage	27	8,236
Regency Centers Corp.	112	7,504
Rexford Industrial Realty, Inc.	140	7,854
Rithm Capital Corp.	535	5,714
Ryman Hospitality Properties, Inc.	68	7,484
Simon Property Group, Inc.	57	8,130
Spirit Realty Capital, Inc.	167	7,296
STAG Industrial, Inc.	192	7,538
Terreno Realty Corp.	101	6,330
UDR, Inc.	203	7,773
VICI Properties, Inc.	233	7,428
Vornado Realty Trust	197	5,565
		292,658
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $304,633)		292,658

SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
First American Treasury Obligations Fund - Class X, 5.29%(b)	4,154	4,154
TOTAL SHORT-TERM INVESTMENTS (Cost $4,154)		4,154

TOTAL INVESTMENTS — 99.9% (Cost $3,230,934)		$3,358,750
Other Assets in Excess of Liabilities — 0.1%		2,931
TOTAL NET ASSETS — 100.0%		$3,361,681

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

The accompanying notes are an integral part of the financial statements.

RiverNorth Enhanced Pre-Merger SPAC ETF

Schedule of Investments

December 31, 2023

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) — 90.0%
99 Acquisition Group, Inc. - Class A(a)	5,000	$50,950
Acri Capital Acquisition Corp.(a)	10,522	116,373
Ai Transportation Acquisition Corp.(a)(b)	23,000	234,600
Aimei Health Technology Co. Ltd.(a)(b)	16,602	169,340
Ares Acquisition Corp. II(a)(b)	21,312	222,497
Atlantic Coastal Acquisition Corp. II - Class A(a)	12,000	128,160
Bayview Acquisition Corp.(a)(b)	8,364	84,644
Bukit Jalil Global Acquisition 1 Ltd.(a)(b)	23,000	239,660
Churchill Capital Corp. VII - Class A(a)	20,000	210,000
Colombier Acquisition Corp. II(a)(b)	14,782	149,003
ESH Acquisition Corp. – Class A(a)	21,020	215,140
Four Leaf Acquisition Corp. – Class A(a)	23,000	241,960
Global Lights Acquisition Corp.(a)(b)	24,000	241,680
Golden Star Acquisition Corp.(a)(b)	26,135	272,328
Gores Holdings IX, Inc. – Class A(a)	21,142	221,991
Inflection Point Acquisition Corp. II – Class A(a)(b)	23,374	241,453
Iron Horse Acquisitions Corp.(a)	14,017	140,731
Israel Acquisitions Corp. – Class A(a)(b)	5,375	57,459
Keen Vision Acquisition Corp.(a)(b)	12,000	123,960
Kernel Group Holdings, Inc. – Class A(a)(b)	10,522	113,006
Mars Acquisition Corp.(a)(b)	10,840	115,229
Newbury Street Acquisition Corp.(a)	21,043	223,056
Oak Woods Acquisition Corp. – Class A(a)(b)	21,070	222,394
OCA Acquisition Corp. – Class A(a)	13,677	147,575
Pono Capital Three, Inc. – Class A(a)(b)	10,989	91,428
Quetta Acquisition Corp.(a)	23,000	232,300
Spark I Acquisition Corp.(a)(b)	23,000	233,220
TMT Acquisition Corp. – Class A(a)(b)	21,080	221,762
Trailblazer Merger Corp. I(a)	22,022	230,350
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) (Cost $4,998,468)		5,192,249

	Contracts	Value
RIGHTS — 0.6%
Holding Companies-Diversified — 0.6%
99 Acquisition Group, Inc. (a)	25,000	$3,749
Bukit Jalil Global Acquisition 1 Ltd.(a)(b)	23,000	3,462
Distoken Acquisition Corp.(a)(b)	10,238	1,438
ESH Acquisition Corp.(a)	23,000	2,887
Global Lights Acquisition Corp.(a)(b)	24,000	3,840
Golden Star Acquisition Corp.(a)(b)	28,085	5,054
Horizon Space Acquisition I Corp.(a)(b)	3,578	394
Mars Acquisition Corp.(a)(b)	10,840	2,027
Oak Woods Acquisition Corp.(a)(b)	23,000	3,795
Quetta Acquisition Corp.(a)	2,300	2,990
TMT Acquisition Corp.(a)(b)	23,000	5,005
Trailblazer Merger Corp. I(a)	22,022	2,775
Total Holding Companies-Diversified		37,416
TOTAL RIGHTS (Cost $39,452)		37,416

WARRANTS — 0.3%
Warrants — 0.3%
99 Acquisition Group, Inc., Expires October 09, 2028, Exercise Price $11.50(a)	25,000	400
Alchemy Investments Acquisition Corp. 1, Expires June 26, 2028, Exercise Price $11.50(a)(b)	3,181	477
Ares Acquisition Corp. II, Expires June 12, 2028, Exercise Price $11.50(a)(b)	11,636	1,770
Bite Acquisition Corp., Expires February 12, 2031, Exercise Price $11.50(a)	2,317	70
Bukit Jalil Global Acquisition 1 Ltd., Expires August 21, 2028, Exercise Price $11.50(a)(b)	11,500	903
Churchill Capital Corp. VII, Expires February 29, 2028, Exercise Price $11.50(a)	7,382	1,208
Distoken Acquisition Corp., Expires November 30, 2027, Exercise Price $11.50(a)(b)	10,238	205
Four Leaf Acquisition Corp., Expires March 15, 2028, Exercise Price $11.50(a)	23,000	977
Goal Acquisitions Corp., Expires February 11, 2026, Exercise Price $11.50(a)	2,841	14
Gores Holdings IX, Inc., Expires January 14, 2029, Exercise Price $11.50(a)	5,071	609
Haymaker Acquisition Corp. 4, Expires May 31, 2028, Exercise Price $11.50(a)(b)	2,763	456
Hennessy Capital Investment Corp. VI, Expires June 10, 2026, Exercise Price $11.50(a)	4,085	250
Horizon Space Acquisition I Corp., Expires March 02, 2029, Exercise Price $11.50(a)(b)	3,578	73

The accompanying notes are an integral part of the financial statements.

RiverNorth Enhanced Pre-Merger SPAC ETF

Schedule of Investments

December 31, 2023 (Continued)

	Contracts	Value
WARRANTS (continued)
Inflection Point Acquisition Corp. II, Expires July 17, 2028, Exercise Price $11.50(a)(b)	11,687	$1,169
Israel Acquisitions Corp., Expires February 28, 2028, Exercise Price $11.50(a)(b)	5,375	377
Jaws Mustang Acquisition Corp., Expires January 30, 2026, Exercise Price $11.50(a)(b)	2,053	82
Keen Vision Acquisition Corp., Expires September 15, 2028, Exercise Price $11.50(a)(b)	12,000	480
NKGen Biotech, Inc., Expires October 02, 2028, Exercise Price $11.50(a)	1,751	124
Oak Woods Acquisition Corp., Expires March 23, 2028, Exercise Price $11.50(a)(b)	23,000	722
Pono Capital Three, Inc., Expires January 11, 2028, Exercise Price $11.50(a)(b)	10,989	989
Screaming Eagle Acquisition Corp., Expires December 15, 2027, Exercise Price $11.50(a)(b)	5,917	2,662
Spark I Acquisition Corp., Expires November 27, 2028, Exercise Price $11.50(a)(b)	11,500	1,380
Slam Corp., Expires February 23, 2026, Exercise Price $11.50(a)(b)	3,592	700
Twelve Seas Investment Co. II, Expires March 02, 2028, Exercise Price $11.50(a)	3,509	132
TOTAL WARRANTS (Cost $20,967)		16,229

TOTAL INVESTMENTS — 90.9% (Cost $5,058,887)		$5,245,894
Other Assets in Excess of Liabilities — 9.1%		522,682
TOTAL NET ASSETS — 100.0%		$5,768,576

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Foreign issued security.

The accompanying notes are an integral part of the financial statements.

RiverNorth Enhanced Pre-Merger SPAC ETF

Schedule of Open Total Return Swap Contracts

December 31, 2023

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Clear Street Derivatives LLC	Custom basket of U.S. stocks*	Receive	Overnight Bank Funding Rate + 0.85%	Monthly	August 23, 2024	$101,188	$—

No upfront premiums paid on total return swaps.

*	The components of the basket as of December 31, 2023 are shown below:

Name	Quantity	Value	Weight
Ares Acquisition Corporation II	1,960	$20,462	20.1%
ESH Acquisition Corp. - Class A	1,980	20,292	19.9%
Golden Star Acquisition Corporation	1,950	20,319	20.0%
Oak Woods Acquisition Corporation - Class A	1,930	20,323	20.0%
TMT Acquisition Corp	1,920	20,352	20.0%
		$101,748	100.0%

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Statements of Assets and Liabilities

December 31, 2023

	TrueShares Technology, AI & Deep Learning ETF	TrueShares Low Volatility Equity Income ETF	TrueShares Eagle Global Renewable Energy Income ETF
Assets
Investments, at value(1)	$37,774,055	$61,479,803	$2,505,668
Dividends and interest receivable	12,372	194,051	3,924
Receivable for Fund shares sold	1,146,855	—	—
Total assets	38,933,282	61,673,854	2,509,592

Liabilities
Payable to Adviser	19,404	34,204	1,591
Payable for investment securities purchased	1,067,638	—	—
Total liabilities	1,087,042	34,204	1,591
Net Assets	$37,846,240	$61,639,650	$2,508,001

Net Assets Consists of:
Paid-in capital	$45,174,831	$68,495,439	$2,798,448
Total distributable earnings (accumulated losses)	(7,328,591)	(6,855,789)	(290,447)
Net Assets	$37,846,240	$61,639,650	$2,508,001

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	990,000	2,220,000	110,000
Net Asset Value, redemption price and offering price per share	$38.23	27.77	22.80

(1) Cost of investments	$37,377,184	$59,697,134	$2,689,199

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Statements of Assets and Liabilities

December 31, 2023 (Continued)

	RiverNorth Patriot ETF	RiverNorth Enhanced Pre-Merger SPAC ETF
Assets
Investments, at value(1)	$3,358,750	$5,245,894
Cash	—	148,314
Cash held as collateral for swaps	—	27,500
Dividends and interest receivable	4,915	718
Receivable for investments sold	—	350,822
Total assets	3,363,665	5,773,248

Liabilities
Payable to Adviser	1,984	4,562
Payable for open swap contracts	—	110
Total liabilities	1,984	4,672
Net Assets	$3,361,681	$5,768,576

Net Assets Consists of:
Paid-in capital	$3,788,157	$5,662,759
Total distributable earnings (accumulated losses)	(426,476)	105,817
Net Assets	$3,361,681	$5,768,576

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	140,000	225,000
Net Asset Value, redemption price and offering price per share	$24.01	$25.64

(1) Cost of investments	$3,230,934	$5,058,887

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Statements of Operations

For the Year Ended December 31, 2023

	TrueShares Technology, AI & Deep Learning ETF	TrueShares Low Volatility Equity Income ETF	TrueShares Eagle Global Renewable Energy Income ETF
Investment Income
Dividend income (net of withholding taxes and issuance fees of $—, $—, and $14,395, respectively)	$771	$2,597,151	$82,905
Interest income	96,465	100,554	2,614
Total investment income	97,236	2,697,705	85,519

Expenses
Investment advisory fees	167,801	433,554	18,820
Tax expense	185	185	—
Total expenses	167,986	433,739	18,820
Net investment income (loss)	(70,750)	2,263,966	66,699

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(3,242,058)	(41,965)	(47,191)
Foreign currency transactions	—	—	(1,460)
Net realized gain (loss) on investments and foreign currency transactions	(3,242,058)	(41,965)	(48,651)
Net change in unrealized appreciation/depreciation on:
Investments	14,066,644	(3,038,764)	(147,626)
Foreign currency translation	—	—	831
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	14,066,644	(3,038,764)	(146,795)
Net realized and unrealized gain (loss) on investments and foreign currency	10,824,586	(3,080,729)	(195,446)
Net increase (decrease) in net assets from operations	$10,753,836	$(816,763)	$(128,747)

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Statements of Operations

For the Year Ended December 31, 2023 (Continued)

	RiverNorth Patriot ETF	RiverNorth Enhanced Pre-Merger SPAC ETF
Investment Income
Dividend income	$66,888	$—
Interest income	1,427	20,453
Total investment income	68,315	20,453

Expenses
Investment advisory fees	22,466	52,607
Other Expenses	—	252
Total expenses	22,466	52,859
Net investment income (loss)	45,849	(32,406)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(101,063)	239,085
Swaps	—	(684)
Net realized gain/(loss) on investments and swap contracts	(101,063)	238,401
Net change in unrealized appreciation/depreciation on investments	420,862	125,425
Net realized and unrealized gain (loss) on investments	319,799	363,826
Net increase (decrease) in net assets from operations	$365,648	$331,420

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Statements of Changes in Net Assets

	TrueShares Technology, AI & Deep Learning ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022
From Operations
Net investment income (loss)	$(70,750)	$(131,297)
Net realized gain (loss) on investments	(3,242,058)	(1,688,095)
Net change in unrealized appreciation/depreciation on investments	14,066,644	(16,195,089)
Net increase (decrease) in net assets resulting from operations	10,753,836	(18,014,481)

From Distributions
Distributable earnings	—	—
Total distributions	—	—

From Capital Share Transactions
Proceeds from shares sold	23,341,002	5,630,240
Cost of shares redeemed	(10,548,470)	(11,009,818)
Net increase (decrease) in net assets resulting from capital share transactions	12,792,532	(5,379,578)

Total Increase (Decrease) in Net Assets	23,546,368	(23,394,059)

Net Assets
Beginning of year	14,299,872	37,693,931
End of year	$37,846,240	$14,299,872

Changes in Shares Outstanding
Shares outstanding, beginning of year	625,000	800,000
Shares sold	730,000	150,000
Shares redeemed	(365,000)	(325,000)
Shares outstanding, end of year	990,000	625,000

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Statements of Changes in Net Assets

(Continued)

	TrueShares Low Volatility Equity Income ETF		TrueShares Eagle Global Renewable Energy Income ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022(1)
From Operations
Net investment income	$2,263,966	$2,076,126	$66,699	$(271)
Net realized gain (loss) on investments and foreign currency	(41,965)	(1,788,783)	(48,651)	(1,747)
Net change in unrealized appreciation/depreciation on investments and foreign currency	(3,038,764)	1,890,513	(146,795)	(36,740)
Net increase (decrease) in net assets resulting from operations	(816,763)	2,177,856	(128,747)	(38,758)

From Distributions
Distributable earnings	(2,263,590)	(2,075,345)	(64,494)	—
Return of capital	—	(693)	—	(238)
Total distributions	(2,263,590)	(2,076,038)	(64,494)	(238)

From Capital Share Transactions
Proceeds from shares sold	31,593,422	39,931,580	1,162,454	2,494,265
Cost of shares redeemed	(45,144,721)	(7,987,377)	(916,481)	—
Net increase in net assets resulting from capital share transactions	(13,551,299)	31,944,203	245,973	2,494,265

Total Increase in Net Assets	(16,631,652)	32,046,021	52,732	2,455,269

Net Assets
Beginning of period	78,271,302	46,225,281	2,455,269	—
End of period	$61,639,650	$78,271,302	$2,508,001	$2,455,269

Changes in Shares Outstanding
Shares outstanding, beginning of period	2,700,000	1,600,000	100,000	—
Shares sold	1,150,000	1,375,000	50,000	100,000
Shares redeemed	(1,630,000)	(275,000)	(40,000)	—
Shares outstanding, end of period	2,220,000	2,700,000	110,000	100,000

(1)	The Fund commenced operations on December 8, 2022.

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Statements of Changes in Net Assets

(Continued)

	RiverNorth Patriot ETF		RiverNorth Enhanced Pre- Merger SPAC ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022(1)
From Operations
Net investment income (loss)	$45,849	$48,932	$(32,406)	$(13,101)
Net realized gain (loss) on investments and swap contracts	(101,063)	(163,346)	238,401	31,432
Net change in unrealized appreciation/depreciation on investments	420,862	(293,046)	125,425	61,581
Net increase (decrease) in net assets resulting from operations	365,648	(407,460)	331,420	79,912

From Distributions
Distributable earnings	(46,695)	(48,932)	(289,752)	(8,355)
Return of capital	—	(407)	—	—
Total distributions	(46,695)	(49,339)	(289,752)	(8,355)

From Capital Share Transactions
Proceeds from shares sold	929,571	3,691,633	2,430,981	4,372,345
Cost of shares redeemed	(1,141,872)	(1,229,805)	(522,192)	(625,783)
Net increase in net assets resulting from capital share transactions	(212,301)	2,461,828	1,908,789	3,746,562

Total Increase in Net Assets	106,652	2,005,029	1,950,457	3,818,119

Net Assets
Beginning of period	3,255,029	1,250,000	3,818,119	—
End of period	$3,361,681	$3,255,029	$5,768,576	$3,818,119

Changes in Shares Outstanding
Shares outstanding, beginning of period	150,000	50,000	150,000	—
Shares sold	40,000	150,000	95,000	150,000
Shares redeemed	(50,000)	(50,000)	(20,000)	—
Shares outstanding, end of period	140,000	150,000	225,000	150,000

(1)	The Fund commenced operations on July 11, 2022.

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Financial Highlights

For a Share Outstanding Throughout each Period

	Per Share Operating Performance (For a share outstanding throughout each period)
		Income from Investment Operations				Less Distributions Paid From
	Net Asset Value, Beginning of Period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments		Total from investment operations	Net investment income	Return of capital		Net realized gains	Total distributions paid
TrueShares Technology, AI & Deep Learning ETF
For the period 01/01/2023 - 12/31/2023	$22.88	(0.08)	15.43		15.35	—	—		—	—
For the period 01/01/2022 - 12/31/2022	$47.12	(0.19)	(24.05)		(24.24)	—	—		—	—
For the period 01/01/2021 - 12/31/2021	$47.61	(0.31)	(0.12	)(8)	(0.43)	—	—		(0.06)	(0.06)
For the period 02/28/2020(7) — 12/31/2020	$25.00	(0.19)	22.80		22.61	—	—		—	—
TrueShares Low Volatility Equity Income ETF
For the period 01/01/2023 - 12/31/2023	$28.99	0.94	(1.18)		(0.24)	(0.98)	—		—	(0.98)
For the period 01/01/2022 - 12/31/2022	$28.89	0.99	0.04		1.03	(0.93)	(0.00	)(9)	—	(0.93)
For the period 01/27/2021(7) — 12/31/2021	$25.00	0.81	4.19		5.00	(0.69)	—		(0.42)	(1.11)

(1)	Per share net investment income (loss) was calculated using average shares outstanding.

(2)	Annualized for periods less than one year.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(6)

The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period

(7)	Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Financial Highlights

For a Share Outstanding Throughout each Period (Continued)

Per Share Operating Performance (For a share outstanding throughout each period)	Ratios/ Supplemental Data
						Ratios to Average Net Assets of: (2)
Net Asset Value, End of Period	Total return, at NAV(3)(4)		Total return, at Market(3)(4)		Net assets, end of period (000’s)	Expenses	Net investment income (loss)	Portfolio turnover rate(4)(5)

$38.23	67.08%		67.11%		$37,846	0.68%	(0.29)%	18%
$22.88	(51.44)%		(51.46)%		$14,300	0.68%	(0.60)%	25%
$47.12	(0.90)%		(0.96)%		$37,694	0.68%	(0.67)%	14%
$47.61	90.43%		90.52%		$27,374	0.68%	(0.59)%	30%

$27.77	(0.73)%		(0.66)%		$61,640	0.65%	3.39%	81%
$28.99	3.65%		3.54%		$78,271	0.65%	3.42%	41%
$28.89	20.10	%(6)	20.17	%(6)	$46,225	0.65%	3.08%	55%

(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(9)	Less than $(0.005).

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Financial Highlights

For a Share Outstanding Throughout each Period (Continued)

	Per Share Operating Performance (For a share outstanding throughout each period)
		Income from Investment Operations				Less Distributions Paid From
	Net Asset Value, Beginning of Period	Net investment income (loss)(1)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Net investment income	Return of capital		Net realized gains	Total distributions paid
TrueShares Eagle Global Renewal Energy Income ETF
For the year 01/01/2023 — 12/31/2023	$24.55	0.62		(1.78)	(1.16)	(0.59)	—		—	(0.59)
For the period 12/08/2022(7) — 12/31/2022	$24.76	(0.00	)(9)	(0.21)	(0.21)	—	(0.00	)(9)	—	(0.00	)(9)
RiverNorth Patriot ETF
For the period 01/01/2023 - 12/31/2023	$21.70	0.32		2.32	2.64	(0.33)	—		—	(0.33)
For the period 01/01/2022 - 12/31/2022	$25.00	0.34		(3.31)	(2.97)	(0.33)	(0.00	)(9)	—	(0.33)
For the period 12/31/2021(7) — 12/31/2021	$25.00	—		—	—	—	—		—	—
RiverNorth Enhanced Pre-Merger SPAC ETF
For the year 01/01/2023 — 12/31/2023	$25.45	(0.14)		1.62	1.48	(0.73)	—		(0.56)	(1.29)
For the period 07/11/2022(7) — 12/31/2022	$25.00	(0.09)		0.60	0.51	(0.06)	—		—	(0.06)

(1)	Per share net investment income (loss) was calculated using average shares outstanding.

(2)	Annualized for periods less than one year.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(6)

The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period

(7)	Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Financial Highlights

For a Share Outstanding Throughout each Period (Continued)

Per Share Operating Performance (For a share outstanding throughout each period)	Ratios/ Supplemental Data
				Ratios to Average Net Assets of: (2)
Net Asset Value, End of Period	Total return, at NAV(3)(4)	Total return, at Market(3)(4)	Net assets, end of period (000’s)	Expenses	Net investment income (loss)	Portfolio turnover rate(4)(5)

$22.80	(4.65)%	(5.12)%	$2,508	0.75%	2.66%	52%
$24.55	(0.83)%	(0.18)%	$2,455	0.75%	(0.22)%	2%

$24.01	12.18%	12.16%	$3,362	0.70%	1.43%	46%
$21.70	(11.89)%	(11.90)%	$3,255	0.70%	1.50%	31%
$25.00	—%	—%	$1,250	0.70%	—%	—%

$25.64	5.71%	5.95%	$5,769	0.89%	(0.55)%	132%
$25.45	2.02%	2.18%	$3,818	0.89%	(0.76)%	43%

(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(9)	Less than $(0.005).

The accompanying notes are an integral part of the financial statements.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023

1. ORGANIZATION

The TrueShares ETFs are a series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2023, the TrueShares ETFs consist of seventeen active series, five of which are covered in this report (each a “Fund,” and collectively, the “Funds”).

Fund Name	Ticker	Diversified/ Non-Diversified	Commencement of Operations
TrueShares Technology, AI & Deep Learning ETF (“AI ETF”)	LRNZ	Non-diversified	February 28, 2020
TrueShares Low Volatility Equity Income ETF (“DIVZ ETF”)	DIVZ	Non-diversified	January 27, 2021
TrueShares Eagle Global Renewal Energy Income ETF (“RNWZ ETF”)	RNWZ	Non-diversified	December 8, 2022
RiverNorth Patriot ETF (“FLDZ ETF”)	FLDZ	Non-diversified	December 31, 2021
RiverNorth Enhanced Pre-Merger SPAC ETF (“SPCZ ETF”)	SPCZ	Non-diversified	July 11, 2022

The operational TrueShares ETFs covered outside of this report consists of:

Fund Name	Ticker	Diversified/ Non-Diversified	Commencement of Operations
TrueShares Structured Outcome (July) ETF (“JULZ ETF”)	JULZ	Diversified	July 1, 2020
TrueShares Structured Outcome (August) ETF (“AUGZ ETF”)	AUGZ	Diversified	August 3, 2020
TrueShares Structured Outcome (September) ETF (“SEPZ ETF”)	SEPZ	Diversified	September 1, 2020
TrueShares Structured Outcome (October) ETF (“OCTZ ETF”)	OCTZ	Diversified	October 1, 2020
TrueShares Structured Outcome (November) ETF (“NOVZ ETF”)	NOVZ	Diversified	November 2, 2020
TrueShares Structured Outcome (December) ETF (“DECZ ETF”)	DECZ	Diversified	December 1, 2020
TrueShares Structured Outcome (January) ETF (“JANZ ETF”)	JANZ	Non-diversified	January 4, 2021
TrueShares Structured Outcome (February) ETF (“FEBZ ETF”)	FEBZ	Non-diversified	February 1, 2021
TrueShares Structured Outcome (March) ETF (“MARZ ETF”)	MARZ	Non-diversified	March 1, 2021
TrueShares Structured Outcome (April) ETF (“APRZ ETF”)	APRZ	Non-diversified	April 1, 2021
TrueShares Structured Outcome (May) ETF (“MAYZ ETF”)	MAYZ	Non-diversified	May 3, 2021
TrueShares Structured Outcome (June) ETF (“JUNZ ETF”)	JUNZ	Non-diversified	June 1, 2021

Each Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its following investment objectives:

Fund	Investment Objective
AI ETF	Seeks to achieve its total return investment objective by investing in Common stock of technology, artificial intelligence and deep learning companies.
DIVZ ETF

Seeks to provide capital appreciation with lower volatility and a higher dividend yield compared to the S&P 500 Index by investing common stocks with the best combination of dividend yield with potential for dividend growth and are currently under-valued in the market.

RNWZ ETF

Seeks to achieve its long-term growth of capital objective by investing in Common stock that primarily own or operate assets used in the development, generation, production, transmission, storage and sale of alternative and renewable energy such as solar power, wind power, biofuels, hydropower, nuclear or geothermal power.

FLDZ ETF

Seeks capital appreciation by investing in mid to large cap companies that are domiciled in, and with revenues which are primarily generated in, the United States of America. FLDZ is designed to provide an alternative approach to charity and seeks to delivers true impact investing.

SPCZ ETF

Seeks to preserve capital and provide incremental total return by investing primarily in units made up of common stock, warrants and rights of U.S.-listed special purpose acquisition companies (“SPACs”).

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by TrueMark Investments, LLC (“TrueMark” or the “Adviser”), the Funds’ Investment Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The valuation of each Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act. The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are generally valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

Swap contracts are valued using the closing price of the underlying holding that the contract is tracking.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2023, are as follows:

	Level 1	Level 2	Level 3	Total
TrueShares Technology, AI & Deep Learning ETF
Investments - Assets:
Common Stocks*	$35,347,803	$—	$—	$35,347,803
Money Market Funds	2,426,252	—	—	2,426,252
Total Investments - Assets	$37,774,055	$—	$—	$37,774,055

* See the Schedule of Investments for industry classifications.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

	Level 1	Level 2	Level 3	Total
TrueShares Low Volatility Equity Income ETF
Investments - Assets:
Common Stocks*	$60,460,532	$—	$—	$60,460,532
Money Market Funds	1,019,271	—	—	1,019,271
Total Investments - Assets	$61,479,803	$—	$—	$61,479,803

* See the Schedule of Investments for industry classifications.

	Level 1	Level 2	Level 3	Total
True Shares Eagle Global Renewable Energy Income ETF
Investments - Assets:
Common Stocks*	$2,390,756	$—	$—	$2,390,756
Real Estate Investment Trusts	43,879	—	—	43,880
Money Market Funds	71,033	—	—	71,033
Total Investments - Assets	$2,505,668	$—	$—	$2,505,669

* See the Schedule of Investments for industry classifications.

	Level 1	Level 2	Level 3	Total
RiverNorth Patriot ETF
Investments - Assets:
Common Stocks*	$2,966,119	$—	$—	$2,966,119
Partnerships*	95,819	—	—	95,819
Real Estate Investment Trusts	292,658	—	—	292,658
Money Market Funds	4,154	—	—	4,154
Total Investments - Assets	$3,358,750	$—	$—	$3,358,750

* See the Schedule of Investments for industry classifications.

	Level 1	Level 2	Level 3	Total
RiverNorth Enhanced Pre- Merger SPAC ETF
Investments - Assets:
Special Purpose Acquisition Companies (SPACS)	$4,515,055	$677,194	$—	$5,192,249
Rights	12,138	25,278	—	37,416
Warrants	9,580	6,649	—	16,229
Total Investments - Assets	$4,536,773	$709,121	$—	$5,245,894
Other Financial Instruments
Total Return Swaps	$—	$—	$—	$—

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Dividend withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. Dividends received on investments that represent a return of capital are classified as a reduction of cost of investments.

Distributions received from each Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to each Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by each Fund’s shareholders may represent a return of capital.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as separate entities for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The AI ETF, FLDZ ETF and SPCZ ETF generally pay out dividends from net investment income, if any, at least annually, and distribute its net capital gains, if any, to shareholders at least annually. The DIVZ ETF and RNWZ ETF intend to pay out dividends from net investment income, if any, quarterly. The Funds will declare and pay capital gain distributions, if any, in cash at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2023, the Funds’ most recent fiscal year end, the Funds had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of December 31, 2023, the Funds’ most recent fiscal year end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

The Funds recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal year. At December 31, 2023, the Funds’ most recent fiscal year end, the tax periods from commencement of operations remained open to examination in the Funds’ major tax jurisdiction.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives

SPCZ may enter into total return swap agreements. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the Schedule of Total Return Swaps are gross settlement amounts.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Fund as of December 31, 2023.

RiverNorth Enhanced Pre-merger SPAC ETF

			Gross Amounts of Recognized Assets/ (Liabilities) Presented in the Statements	Gross Amounts Offset in the Statements	Net Amount Presented in the Statements	Gross Amounts not offset in the Statements of Assets & Liabilities
	Counterparty	Investment Type	of Assets & Liabilities	of Assets & Liabilities	of Asset & Liabilities	Financial Instruments	Collateral Paid	Net Amount
Liabilities	Clear Street Derivatives, LLC	Total Return Swap Contracts	$(110)	$—	$110	$—	$110	$—

The average monthly notional amount of the swap contracts during the year ended December 31, 2023, was as follows:

Average Monthly Notional Amount of Swap Contracts
RiverNorth Enhanced Pre-Merger SPAC ETF	$41,872

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of December 31, 2023:

	Derivative	Statements of Assets and Liabilities	Assets	Liabilities
RiverNorth Enhanced Pre-Merger SPAC ETF	Equity Risk Swap Contracts	Payable for open swap contracts	$—	$110

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the year ended December 31, 2023:

	Derivative	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation
RiverNorth Enhanced Pre-Merger SPAC ETF	Equity Risk Swap Contracts	Swaps	$(684)	$—

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and TrueMark, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of each Fund’s respective average daily net assets, as follows:

TrueShares Technology, AI & Deep Learning ETF	0.68%
TrueShares Low Volatility Equity Income ETF	0.65%
TrueShares Eagle Global Renewal Energy Income ETF	0.75%
RiverNorth Patriot ETF	0.70%
RiverNorth Enhanced Pre- Merger SPAC ETF	0.89%

TrueMark has agreed to pay all expenses of the Funds except the fee paid to TrueMark under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). TrueMark, in turn, compensates the Sub-Advisers from the management fee it receives.

Black Hill Capital Partners, LLC (the “AI ETF Sub-Adviser”), a Delaware limited liability company serves as the sub-adviser to the AI ETF. Pursuant to a Sub-Advisory Agreement between the Adviser and the AI ETF Sub-Adviser, the AI ETF Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the AI ETF Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is 50% of the Adviser’s net profits. “Net profits” means, the total Adviser’s fees received by the Adviser from the ETF during a fiscal period, less the cumulative direct expenses incurred or paid by the Adviser during that period in relation to the ETF, which expenses include, without limitation: expense waivers and reimbursements; commissions; legal, administrative and custodial expenses; ntf/platform/omnibus fees; filing and registration fees; proxy solicitation expenses; taxes; interest.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Opal Capital LLC (the “DIVZ ETF Sub-Advisor”), a Florida limited liability company serves as sub-adviser to the DIVZ ETF. Pursuant to a Sub-Advisory Agreement between the Adviser and the DIVZ ETF Sub-Adviser, the DIVZ ETF Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. The DIVZ ETF Sub-Advisor is entitled to a sub-advisory fee paid by the Adviser, which is 70% the net profits of the DIVZ ETF, calculated monthly.

Eagle Global Advisors LLC (the “RNWZ ETF Sub-Advisor”), a Texas limited liability company serves as sub-adviser to the RNWZ ETF. Pursuant to a Sub-Advisory Agreement between the Adviser and the RNWZ ETF Sub-Adviser, the RNWZ ETF Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. The RNWZ ETF Sub-Advisor is entitled to a sub-advisory fee paid by the Adviser, which is 50% the net profits of the RNWZ ETF, calculated monthly.

RiverNorth Capital Management, LLC (the “RiverNorth ETF’s Sub-Adviser”), a Delaware limited liability company serves as the sub-adviser to FLDZ and SPCZ. Pursuant to a Sub-Advisory Agreement between the Adviser and the RiverNorth ETF’s Sub-Adviser, the RiverNorth ETF’s Sub-Adviser is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the RiverNorth ETF’s Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly at an annual rate as follows:

Fund	Rate
RiverNorth Patriot ETF	0.60% based on the daily net assets of the Fund
RiverNorth Enhanced Pre- Merger SPAC ETF	75% of the Net Profits

The RiverNorth ETF’s Sub-Adviser will donate a majority of its sub-advisory fee from FLDZ or 100% of the profit derived from its management of the Fund, whichever is greater, to the Folds of Honor Foundation, a charity focused on providing scholarships to families of veterans.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) serves as each Fund’s distributor pursuant to a Distribution Agreement. The Distributor receives compensation from the Adviser for certain statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

4. CREATION AND REDEMPTION TRANSACTIONS

Shares of the AI ETF, the DIVZ ETF and the RNWZ ETF are listed and traded on the NYSE Arca, Inc. Shares of the FLDZ ETF and SPCZ ETF are listed and traded on the CBOE BXZ Exchange, Inc. Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units”. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the AI ETF and DIVZ ETF for each creation order is $300. The Creation Unit Transaction Fee charged by the RNWZ ETF, FLDZ ETF and SPCZ ETF for each creation order is $500.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the clearing process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Funds for losses, if any.

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

5. FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Year Ended December 31, 2023			Year Ended December 31, 2022
	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital
TrueShares Technology, AI & Deep Learning ETF	$—	$—	$—	$—	$—	$—
TrueShares Low Volatility Equity Income ETF	2,263,590	—	—	2,075,345	—	693
TrueShares Eagle Global Renewable Energy Income ETF	64,494	—	—	—	—	238
RiverNorth Patriot ETF	46,695	—	—	48,932	—	407
RiverNorth Enhanced Pre-Merger SPAC ETF	256,763	32,989	—	8,355	—	—

(1)	Ordinary income includes short-term capital gains.

At December 31, 2023, the Funds’ most recent fiscal year or period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

As of December 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

	TrueShares Technology, AI & Deep Learning ETF	TrueShares Low Volatility Equity Income ETF	TrueShares Eagle Global Renewable Energy Income ETF	TrueShares RiverNorth Patriot ETF	TrueShares RiverNorth Enhanced Pre-Merger SPAC ETF
Federal Tax Cost of Investments	$38,224,840	$60,926,327	$2,754,412	$3,311,883	$5,322,104
Gross Tax Unrealized Appreciation	$5,754,933	$3,887,221	$96,393	$308,120	$224,172
Gross Tax Unrealized Depreciation	(6,205,719)	(3,333,744)	(345,141)	(261,253)	(153,113)
Net Tax Unrealized Appreciation (Depreciation)	(450,786)	553,477	(248,748)	46,867	71,059
Undistributed Ordinary Income	—	376	—	—	32,711
Undistributed Capital Gains	—	—	—	—	2,585
Other Accumulated Gain (Loss)	(6,877,805)	(7,409,642)	(41,699)	(473,343)	(538)
Total Distributable Earnings / (Accumulated Losses)	$(7,328,591)	$(6,855,789)	$(290,447)	$(426,476)	$105,817

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized and specified ordinary losses after October 31st may be deferred and treated as occurring on the first day of the following fiscal year. TrueShares Eagle Global Renewable Energy Income ETF had deferred late year ordinary losses of $617. The Funds’ carryforward losses and post-October losses are determined only at the end of each fiscal year. At December 31, 2023, the Funds’ most recent fiscal year or period end, the Funds had carryforward losses which will be carried forward indefinitely to offset future realized capital gains as follows:

	Indefinite Short Term Capital Loss Carryover	Indefinite Long Term Capital Loss Carryover
TrueShares Technology, AI & Deep Learning ETF	$1,109,367	$5,768,439
TrueShares Low Volatility Equity Income ETF	4,790,444	2,619,198
TrueShares Eagle Global Renewable Energy Income ETF	39,016	2,066
RiverNorth Patriot ETF	296,924	172,843
RiverNorth Enhanced Pre-Merger SPAC ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the year ended December 31, 2023, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid In Capital
TrueShares Technology, AI & Deep Learning ETF	$(452,161)	$452,161
TrueShares Low Volatility Equity Income ETF	(4,991,083)	4,991,083
TrueShares Eagle Global Renewable Energy Income ETF	(58,720)	58,720
RiverNorth Patriot ETF	(260,525)	260,525
RiverNorth Enhanced Pre-Merger SPAC ETF	(6,244)	6,244

6. INVESTMENT TRANSACTIONS

During the year ended December 31, 2023, the Funds realized amounts in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amounts of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
TrueShares Technology, AI & Deep Learning ETF	$1,682,247	$(304,448)
TrueShares Low Volatility Equity Income ETF	5,768,279	(293,958)
TrueShares Eagle Global Renewable Energy Income ETF	85,394	(11,746)
RiverNorth Patriot ETF	283,533	(13,619)
RiverNorth Enhanced Pre-Merger SPAC ETF	11,812	(443)

TrueShares ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year ended December 31, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
TrueShares Technology, AI & Deep Learning ETF	$5,302,018	$4,165,845	$19,010,455	$9,794,862
TrueShares Low Volatility Equity Income ETF	52,463,799	53,182,450	30,313,544	42,645,113
TrueShares Eagle Global Renewable Energy Income ETF	1,262,558	1,361,438	1,136,788	809,653
RiverNorth Patriot ETF	1,599,087	1,464,915	861,322	1,153,972
RiverNorth Enhanced Pre-Merger SPAC ETF	8,624,434	7,120,199	—	333,422

7. PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks.”

8. SUBSEQUENT EVENTS

Effective February 20, 2024, the name of TrueShares Low Volatility Equity Income ETF changed to “Opal Dividend Income ETF”. Accordingly, effective February 20, 2024, all references to DIVZ’s current name in the Prospectus, Summary Prospectus, SAI, and all other fund-related materials, including its website, were deleted and replaced with “Opal Dividend Income ETF.”

Management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2023, through the date of issuance of the Funds’ financial statements. Management has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

TrueShares ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of TrueShares ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open total return swap contracts (as applicable), of TrueShares Technology, AI & Deep Learning ETF, TrueShares Low Volatility Equity Income ETF, TrueShares Eagle Global Renewable Energy Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF (“TrueShares ETFs” or the “Funds”), each a series of Listed Funds Trust, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
TrueShares Technology, AI & Deep Learning ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021 and for the period from February 28, 2020 (commencement of operations) through December 31, 2020
TrueShares Low Volatility Equity Income ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022 and for the period from January 27, 2021 (commencement of operations) through December 31, 2021
TrueShares Eagle Global Renewal Energy Income ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period from December 8, 2022 (commencement of operations) through December 31, 2022
RiverNorth Patriot ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022 and for the one day ended December 31, 2021 (commencement of operations)
RiverNorth Enhanced Pre-Merger SPAC ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period from July 11, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

TrueShares ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

TrueShares ETFs

Board of Trustees and Officers

December 31, 2023 (Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at www.true-shares.com.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of VettaFi, LLC (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	51

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	51	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	51	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee*
Paul R. Fearday, CPA 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bank, N.A. (since 2022); Senior Vice President, U.S. Bancorp Fund Services, LLC (2008–2022)	51	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

TrueShares ETFs

Board of Trustees and Officers

December 31, 2023 (Unaudited) (Continued)

The officers of the Trust conduct and supervise the Trust’s and the Funds’ daily business. Additional information about each officer of the Trust is as follows:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory C. Bakken 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Rachel A. Spearo 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Secretary	Indefinite term, November 2023	Vice President (since 2021), U.S. Bancorp Fund Services, LLC; Vice President (2004 to 2019), U.S. Bancorp Fund Services, LLC
Christi C. Powitzky 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Jay S. Fitton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus, LLP (2018 to 2019); Counsel, Drinker Biddle & Reath LLP (2016 to 2018)

TrueShares Technology, AI & Deep Learning ETF

TrueShares Low Volatility Equity Income ETF

RiverNorth Patriot ETF

RiverNorth Enhanced Pre-Merger SPAC ETF

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited)

At meetings held on September 12, 2023 and September 20, 2023 (the “Meetings”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (collectively, the “Independent Trustees”), considered the following agreements (collectively, the “Agreements”):

●

the approval of the continuation of the advisory agreement (the “Advisory Agreement”) between TrueMark Investments, LLC (the “Adviser”) and the Trust, on behalf of TrueShares Technology, AI & Deep Learning ETF, TrueShares Low Volatility Equity Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF (each, a “Fund” and together, the “Funds”);

●

the approval of the continuation of the sub-advisory agreement (the “Black Hill Agreement”) between the Adviser, the Trust, on behalf of TrueShares Technology, AI & Deep Learning ETF (“LRNZ”), and Black Hill Capital Partners, LLC (“Black Hill Capital”);

●

the approval of the continuation of the sub-advisory agreement (the “Opal Agreement”) between the Adviser, the Trust, on behalf of TrueShares Low Volatility Equity Income ETF (“DIVZ”), and Opal Capital, LLC (the “Opal”); and

●

the approval of the continuation of the sub-advisory agreement (together with the Black Hill Agreement and Opal Agreement, each, a “Sub-Advisory Agreement”) between the Adviser, the Trust, on behalf of RiverNorth Patriot ETF (“FLDZ”) and RiverNorth Enhanced Pre-Merger SPAC ETF (“SPCZ”), and RiverNorth Capital Management, LLC (together with Black Hill Capital and Opal, each, a “Sub-Adviser”).

Pursuant to Section 15 of the 1940 Act, the continuation of the Agreements must be approved annually by: (i) the vote of the Board or shareholders of each Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meetings, the Board requested from, and reviewed a wide variety of information provided by, the Adviser and Sub-Advisers.

In addition to the written materials provided to the Board in advance of the Meetings, which provided detailed information about the Adviser’s and each Sub-Adviser’s advisory business, including its investment personnel, financial resources, experience, investment processes, and compliance program. At the September 12th meeting, representatives from the Adviser and each Sub-Adviser discussed a variety of topics with the Board, including the services provided to the Funds by their respective firms, the Funds’ fees and operating expenses, and plans to market the Funds. The Board considered the materials it received in advance of the Meetings, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Board in considering the approval of the Agreements, and information conveyed during the Adviser’s and each Sub-Adviser’s oral presentations. The Board also considered the information it received throughout the year about each Fund and the Adviser and each Sub-Adviser. The Board deliberated on the approval of the continuation of the Agreements for an additional one-year term in light of this information. Throughout the process, the Board was afforded the opportunity to ask questions of, and request additional materials from, the Adviser and each Sub-Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the advisory and each sub-advisory arrangement and the Independent Trustees’ responsibilities relating thereto.

At the Meetings, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser to the Funds; (ii) each Fund’s expenses and performance; (iii) the cost of the services provided and profits to be realized by the Adviser and each Sub-Adviser from the relationship with the applicable Funds; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for each Fund reflects economies of scale shared with its shareholders; (vi) any benefits derived by the Adviser and each Sub-Adviser from

TrueShares Technology, AI & Deep Learning ETF

TrueShares Low Volatility Equity Income ETF

RiverNorth Patriot ETF

RiverNorth Enhanced Pre-Merger SPAC ETF

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited) (Continued)

the relationship with the applicable Fund, including any fall-out benefits enjoyed by the Adviser and each Sub-Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory and each sub-advisory arrangement and the continuation of the Agreements.

Approval of the Continuation of the Advisory Agreement

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided under the Advisory Agreement, noting that the Adviser expected to continue to provide substantially similar investment management services to each Fund with respect to implementing its investment program, including arranging for, or implementing, the oversight of the sub-advisers, the purchase and sale of portfolio securities, monitoring adherence to its investment restrictions, overseeing the activities of the service providers, monitoring compliance with various policies and procedures with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective as an actively managed fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past and current reports from the Trust’s Chief Compliance Officer regarding her review of the Adviser’s compliance infrastructure, as well as the Board’s experience with the Adviser and the investment management services it has provided to each Fund and certain other series of the Trust. The Board noted that it had received a copy of the Adviser’s registration on Form ADV, as well as the response of the Adviser to a detailed series of questions which requested, among other information, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser. The Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios, including the Funds.

Historical Performance. The Board next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance for periods ended June 30, 2023 had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in each Fund’s respective Morningstar category (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

TrueShares Technology, AI & Deep Learning ETF: The Board noted that, for each of the one-year, three-year, and since inception periods ended June 30, 2023, the Fund underperformed its broad-based benchmark, the NASDAQ Composite Total Return Index. The Nasdaq Composite Total Return Index provides an indication of the performance of all the domestic and international common stocks listed on The Nasdaq Stock Market.

The Board noted that, for the one-year and three-year periods ended June 30, 2023, the Fund underperformed the average return of its Peer Group and Category Peer Group. The Board also noted that the Fund was within the range of returns of the Selected Peer Group for the same one-year period and underperformed for the same three-year period.

TrueShares Low Volatility Equity Income ETF: The Board noted that, for the one-year period ended June 30, 2023, the Fund underperformed its broad-based benchmark, the S&P 500 Index, and outperformed the S&P 500 Index for the since inception period. The S&P 500 Index provides an indication of the performance of the 500 leading large-cap U.S. companies covering approximately 80% of available market capitalization.

The Board noted that, for the one-year period ended June 30, 2023, the Fund underperformed the average return of its Peer Group and Category Peer Group. The Board also noted that the Fund performed within the range of returns of the Selected Peer Group for the same one-year period.

TrueShares Technology, AI & Deep Learning ETF

TrueShares Low Volatility Equity Income ETF

RiverNorth Patriot ETF

RiverNorth Enhanced Pre-Merger SPAC ETF

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited) (Continued)

RiverNorth Patriot ETF: The Board noted that, for the one-year and since inception periods ended June 30, 2023, the Fund underperformed its broad-based benchmarks, the S&P 900 Index TR and S&P 500 Index TR. The S&P 900 Index TR provides an indication of the performance of the combination of the 500 leading large-cap U.S. companies and 400 leading mid-cap U.S. companies. The S&P 500 Index provides an indication of the performance of the 500 leading large-cap U.S. companies covering approximately 80% of available market capitalization.

The Board noted that, for the one-year period ended June 30, 2023, the Fund underperformed the average return of its Peer Group and Category Peer Group. The Board also noted that the Fund was within the range of returns of the Selected Peer Group for the same one-year period.

RiverNorth Enhanced Pre-Merger SPAC ETF: The Board noted that, for the since inception period ended June 30, 2023, the Fund outperformed its broad-based benchmark, the ICE BofA US Treasuries 0-3 years Index. The ICE BofA US Treasuries 0-3 years Index provides an indication of the performance US denominated investment grade rated corporate debt publicly issued with a remaining term to maturity of less than three years.

The Board noted that, for the since inception period ended June 30, 2023, the Fund outperformed the average return of its Peer Group and Category Peer Group. The Board also noted that the Fund performed within the range of returns of the Selected Peer Group as of July 12, 2023.

Cost of Services Provided and Profitability. The Board reviewed the expense ratio for each Fund, including in comparison to the expense ratio of its respective Peer Group and Category Peer Group as provided in the Barrington Report, as well as its respective Selected Peer Group.

The Board took into consideration that the Adviser charges a “unitary fee,” meaning the Funds pay no expenses except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board noted that the Adviser continued to be responsible for compensating each Fund’s other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account analyses of the Adviser’s profitability with respect to each Fund.

TrueShares Technology, AI & Deep Learning ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was lower than the average of its Category Peer Group and higher than the average of its Peer Group. The Board also noted that the Fund’s expense ratio was within the range of the expense ratios for the Selected Peer Group.

TrueShares Low Volatility Equity Income ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was lower than the average of its Category Peer Group, and higher than the average of its Peer Group. The Board also noted that the Fund’s expense ratio was the highest of the expense ratios for the Selected Peer Group.

RiverNorth Patriot ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was lower than the average of its Category Peer Group and higher than the average of its Peer Group. The Board also noted that the Fund’s expense ratio was within the range of the expense ratios for the Selected Peer Group.

TrueShares Technology, AI & Deep Learning ETF

TrueShares Low Volatility Equity Income ETF

RiverNorth Patriot ETF

RiverNorth Enhanced Pre-Merger SPAC ETF

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited) (Continued)

RiverNorth Enhanced Pre-Merger SPAC ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was lower than the average of its Category Peer Group, and higher than the average of its Peer Group. The Board also noted that the Fund’s expense ratio was within the range of the expense ratios for the Selected Peer Group.

Economies of Scale. The Board noted that it is not yet evident that any of the Funds have reached the size at which they have begun to realize economies of scale, but acknowledged that breakpoints might be warranted if a Fund’s assets continue to grow and implementation of breakpoints would generate benefits in excess of those generated by the Fund’s unitary fee structure. However, the Board further determined that, based on the amount and structure of each Fund’s unitary fee, any such economies of scale would be shared with such Fund’s respective shareholders. The Board stated that it would monitor fees as the Funds grow and consider whether fee breakpoints may be warranted in the future.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. The Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement, including the compensation payable under the Advisory Agreement, are fair and reasonable with respect to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Approval of the Sub-Advisory Agreement with each Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to each Fund under the applicable Sub-Advisory Agreement, noting that each Sub-Adviser would continue to provide investment management services to the applicable Fund the firm manages. The Board reviewed and considered the performance by each Sub-Adviser of its responsibilities pursuant to the terms of its respective Sub-Advisory Agreement, including its responsibility for the day-to-day investment and reinvestment of the assets of its respective Fund consistent with its investment program, determining the composition of each respective Fund’s creation baskets, executing portfolio security trades for purchases and redemptions of each respective Fund’s shares conducted on a cash-in-lieu basis, monitoring the portfolio for compliance with investment limitations and policies, applicable compliance policies and procedures, and applicable law; responsibility for periodic reporting to the Board, and implementation of Board directives as they relate to each respective Fund.

In considering the nature, extent, and quality of the services provided by each Sub-Adviser, the Board considered past and current reports of the Trust’s CCO with respect to each Sub-Adviser’s compliance program and general responsiveness of the Sub-Adviser. The Board also considered each Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it provides sub-advisory services. The Board further considered information provided by each Sub-Adviser with respect to the impact of the COVID-19 pandemic on its operations.

Historical Performance. The Board noted that it had received information regarding each Fund’s performance for various time periods in the Materials and primarily considered each Fund’s performance for periods ended June 30, 2023.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to each Sub-Adviser for its services to the applicable Fund. The Board considered that the fees paid to each Sub-Adviser are paid by the Adviser and noted that the fees reflect arm’s-length negotiations between the Adviser and each Sub-Adviser. The Board also took into account analyses of each Sub-Adviser’s profitability with respect to its respective Fund.

TrueShares Technology, AI & Deep Learning ETF

TrueShares Low Volatility Equity Income ETF

RiverNorth Patriot ETF

RiverNorth Enhanced Pre-Merger SPAC ETF

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited) (Continued)

The Board expressed the view that each Sub-Adviser might realize economies of scale in managing its applicable Fund as assets grow in size. The Board further noted that because each Fund pays the Adviser a unitary fee, any benefits from breakpoints in each sub-advisory fee schedule would accrue to the Adviser, rather than to each Fund’s shareholders. Consequently, the Board determined that it would continue to monitor each Fund’s sub-advisory fees as each Fund grows to determine whether economies of scale were being effectively shared with each Fund and its respective shareholders.

Conclusion. No single factor was identified by the Board as determinative of its decision to approve the continuation of each Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of each Sub-Advisory Agreement, including the compensation payable under each Sub-Advisory Agreement, are fair and reasonable with respect to each respective Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of each Sub-Advisory Agreement was in the best interests of each respective Fund and its shareholders.

TrueShares Structured Outcome ETFs

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited)

At meetings held on June 7, 2023, September 12, 2023, September 20, 2023 and September 28, 2023 (the “Meetings”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the continuation of the advisory agreement (the “Advisory Agreement”) between TrueMark Investments, LLC (the “Adviser”) and the Trust, on behalf of TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF, and TrueShares Structured Outcome (December) ETF (each, a “Fund” and collectively, the “Funds”), and a sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser, the Trust, and SpiderRock Advisors, LLC (the “Sub-Adviser”) with respect to the Funds.

Pursuant to Section 15 of the 1940 Act, the continuation of the Agreements must be approved annually by: (i) the vote of the Board or shareholders of each Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meetings, the Board requested from, and reviewed a wide variety of information provided by, the Adviser and Sub-Adviser.

In addition to the written materials provided to the Board in advance of the Meetings, representatives from the Adviser and Sub-Adviser provided the Board with an overview of each Fund’s strategy, the services provided to the Fund by the Adviser and Sub-Adviser, and additional information about the Adviser’s and Sub-Adviser’s personnel and operations. The Board considered the materials it received in advance of the Meetings, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Board in considering the approval of the Agreements under the 1940 Act, and information conveyed during the Adviser’s and Sub-Adviser’s oral presentation. The Board also considered the information it received throughout the year about the Funds, the Adviser, and the Sub-Adviser. The Board deliberated on the approval of the continuation of the Agreements in light of this information. Throughout the process, the Board was afforded the opportunity to ask questions of, and request additional materials from, the Adviser and Sub-Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the advisory and sub-advisory arrangements and the Independent Trustees’ responsibilities relating thereto.

At the Meetings, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser to the Funds; (ii) each Fund’s expenses and performance; (iii) the cost of the services provided and profits to be realized by the Adviser and Sub-Adviser from the relationship with Funds; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for each Fund reflects economies of scale shared with its shareholders; (vi) any benefits derived by the Adviser and Sub-Adviser from the relationship with the Funds, including any fall-out benefits enjoyed by the Adviser and Sub-Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory and sub-advisory arrangements and the continuation of the Agreements.

Approval of the Extension of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services provided under the Advisory Agreement, noting that the Adviser expected to continue to provide substantially similar investment management services to each Fund with respect to implementing its investment program, including arranging for, or implementing, the purchase and sale of portfolio securities, monitoring adherence to its investment restrictions, overseeing the activities of the Sub-Adviser and service providers, monitoring compliance with various policies and procedures with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past and current reports from the Trust’s Chief Compliance Officer (“CCO”) regarding her review of the Adviser’s compliance infrastructure, as well as the Board’s experience with the Adviser as the investment adviser to other series of the Trust. The Board noted that it

TrueShares Structured Outcome ETFs

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited) (Continued)

had received a copy of the Adviser’s Form ADV, as well as the responses of the Adviser to a detailed series of questions that requested, among other information, information about the background and experience of the firm’s key personnel, information surrounding the nature of the departure of certain employees, the firm’s cybersecurity policy, and the services provided by the Adviser.

The Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios, including the Funds. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to each Fund by the Adviser.

Historical Performance. The Board next considered each Fund’s performance. The Board observed that information regarding each Fund’s past investment performance for periods ended March 31, 2023 had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”), as well as with its peer funds in the universe of US Fund Options Trading ETFs as reported by Morningstar (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered the unique nature of each Fund’s structured outcome strategy when reviewing its historical performance.

The Board noted that, for the most recent one-year period, each Fund outperformed the S&P 500 Index (the “Benchmark”), its benchmark index, before fees and expenses. The Board also noted that, for the since inception period, each of the TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (September) ETF and TrueShares Structured Outcome (December) ETF outperformed the Benchmark and each of the TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (November) ETF and TrueShares Structured Outcome (October) ETF underperformed the Benchmark.

The Board also noted that, for the most recent one-year period, each of the TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (September) ETF, and TrueShares Structured Outcome (December) ETF outperformed the median for funds in the Peer Group and Category Peer Group, each of the TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF and TrueShares Structured Outcome (August) ETF underperformed the median for the funds in the Peer Group and the funds in the Category Peer Group , and each of the TrueShares Structured Outcome (October) and TrueShares Structured Outcome (November) ETF underperformed the median for funds in the Peer Group and outperformed the funds in the Category Peer Group.

Lastly, the Board further noted that, for the most recent one-year period, each of the TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF and TrueShares Structured Outcome (October) ETF performed within the range of returns of the funds in its Selected Peer Group and each of the TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (November) ETF and TrueShares Structured Outcome (December) ETF outperformed its Selected Peer Group. For the since inception period, each of the TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF and TrueShares Structured Outcome (May) ETF performed within the range of returns of the funds in its Selected Peer Group, and each of the TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF and TrueShares Structured Outcome (December) ETF outperformed its Selected Peer Group.

TrueShares Structured Outcome ETFs

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited) (Continued)

Cost of Services Provided and Profitability. The Board reviewed the expense ratio for each Fund and compared the expense ratio to its respective Peer Group and Category Peer Group as shown in the Barrington Report, as well as its respective Selected Peer Group.

The Board took into consideration that the Adviser charges a “unitary fee,” meaning the Funds pay no expenses except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board noted that the Adviser continued to be responsible for compensating each Fund’s other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account analyses of the Adviser’s profitability with respect to the Funds.

The Board noted each Fund’s expense ratio generally is equivalent to its unitary fees, plus minimal other expenses representing those expense items excepted from the unitary fee. The Board further noted that the expense ratio for each Fund was either equal to or lower than the median of the Peer Group and Category Peer Group. The Board also considered each Fund’s expense ratio relative to its Selected Peer Group and noted that each Fund’s expense ratio was at the top of the range of expense ratios for its respective Selected Peer Group.

Economies of Scale. The Board noted that it is not yet evident that the Funds have reached the size at which they have begun to realize economies of scale, but acknowledged that breakpoints might be warranted if the Funds’ assets continue to grow. However, the Board further determined that, based on the amount and structure of each Fund’s unitary fee, any such economies of scale would be shared with such Fund’s respective shareholders. The Board stated that it would monitor fees as the Funds grow and consider whether fee breakpoints may be warranted in the future.

Conclusion. No single factor was determinative of the Board’s decision to approve the extension of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the Advisory Agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the extension of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Approval of Continuation of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to each Fund under the Sub-Advisory Agreement, noting that Sub-Adviser would continue to provide investment management services to the Funds. The Board noted the responsibilities that the Sub-Adviser has as the Funds’ investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of each Fund based on the analysis and investment recommendations from the Adviser; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of each Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to each Fund.

In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered past and current reports of the Trust’s CCO with respect to Sub-Adviser’s compliance program. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it sub-advises.

Historical Performance. The Board noted that it had received information regarding each Fund’s performance for various time periods in the Materials and primarily considered each Fund’s performance for periods ended March 31, 2023 (noted above).

TrueShares Structured Outcome ETFs

BOARD CONSIDERATION AND APPROVAL OF CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

December 31, 2023 (Unaudited) (Continued)

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to each Fund. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board also took into account analyses of the Sub-Adviser’s profitability with respect to each Fund.

The Board expressed the view that the Sub-Adviser might realize economies of scale in managing each Fund as assets grow in size. The Board further noted that because each Fund pays the Adviser a unitary fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than to each Fund’s shareholders. Consequently, the Board determined that it would monitor fees as each Fund grows to determine whether economies of scale were being effectively shared with each Fund and its respective shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the extension of the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the Sub-Advisory Agreement, was fair and reasonable with respect to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the extension of the Sub-Advisory Agreement was in the best interests of each Fund and its respective shareholders.

TrueShares ETFs

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the Prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Funds’ website at www.true-shares.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov, or by visiting the Funds’ website at www.true-shares.com.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at www.true-shares.com

TAX INFORMATION

For the fiscal year end December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

TrueShares Technology, AI & Deep Learning ETF	0.00%
TrueShares Low Volatility Equity Income ETF	100.00%
TrueShares Eagle Global Renewable Energy ETF	0.00%
RiverNorth Patriot ETF	0.00%
RiverNorth Enhanced Pre-Merger SPAC ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the Funds’ fiscal year end December 31, 2023 was as follows:

TrueShares Technology, AI & Deep Learning ETF	0.00%
TrueShares Low Volatility Equity Income ETF	100.00%
TrueShares Eagle Global Renewable Energy ETF	0.00%
RiverNorth Patriot ETF	0.00%
RiverNorth Enhanced Pre-Merger SPAC ETF	0.00%

TrueShares ETFs

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

TrueMark Investments, LLC
433 W. Van Buren St., 1150-E
Chicago, IL 60607

Investment Sub-Adviser:

Black Hill Capital Partners, LLC
101 California St.
San Francisco, CA 94111

Eagle Global Advisors, LLC
1330 Post Oak Boulevard, Suite 3000
Houston, TX 77056

Opal Capital LLC
1919 Flower Drive
Palm Beach Gardens, FL 33410

RiverNorth Capital Management, LLC
433 W. Van Buren St., 1150-N
Chicago, IL 60607

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$60,000	$71,000
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$18,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/8/2024

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	3/8/2024

*	Print the name and title of each signing officer under his or her signature.